Exhibit 99.3

VIRTUAL MEDICAL CENTRE, LTD.
CLIFF ROCK RESOURCES CORP.
INTRODUCTION TO PRO FORMA CONDENSED
COMBINED FINANCIAL STATEMENTS
(Unaudited)

The following unaudited pro-forma condensed combined financial statements give effect to the Exchange Agreement dated May 27, 2010 between Cliff Rock Resources Corp. (“Cliff Rock”) and Virtual Medical Centre, Ltd. (“VMC”).

The pro-forma condensed combined financial statements may not be indicative of what would have occurred if the transaction contemplated under the Exchange Agreement had actually occurred on the dates indicated and they should not be relied upon as an indication of future results of operations.

CLIFF ROCK RESOURCES CORP.
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

		Virtual
	Cliff Rock	Medical				Adjusted
	Resources, Inc	Centre, LTD	Combined	ProForma		ProForma
	March 31, 2010		Totals	Adjustments	AJE	Totals

ASSETS

Current Assets:
Cash	$9	$184	$193	$-		$193
Accounts Receivable	-	128,794	128,794	-		128,794
Inventory	-	18,428	18,428	-		18,428
Prepaid Expenses	-	-	-	-		-

Total Current Assets	9	147,406	147,415	-		147,415

Property and Equipment	-	32,279	32,279	-		32,279

Other Assets
Investment in Unconsolidated Affiliate	-	-	-	-		-

Total Other Assets	-	-	-	-		-

TOTAL ASSETS	$9	$179,685	$179,694	$-		$179,694

LIABILITIES AND STOCKHOLDERS'
EQUITY (DEFICIT)

Current Liabilities:
Accounts Payable and Accrued Expenses	$82,495	$1,072,054	$1,154,549	$-		$1,154,549
Related Party Payable	71,411	-	71,411	-		71,411
Current Maturities of Notes Payable	-	29,599	29,599	-		29,599
Current maturities of Employee Benefits	-	132,844	132,844	-		132,844
Bank overdraft	-	2,988	2,988	-		2,988

Total Current Liabilities	153,906	1,237,485	1,391,391	-		1,391,391

Long-Term Liabilities:
Notes Payable	-	30,353	30,353	-		30,353
Employee Benefits	-	21,618	21,618	-		21,618

Total Long-Term Payables	-	51,971	51,971	-		51,971

Total Liabilities	153,906	1,289,456	1,443,362	-		1,443,362

Stockholders' Equity:
Preferred Stock	-	-	-	-		-
Common Stock	45,282	3,590,929	3,636,211	(32,500)	[1]	80,983
				68,201	[2]
				(3,590,929)	[3]
Additional Paid-in Capital	43,118	-	43,118	32,500	[1]	3,356,049
				(68,201)	[2]
				3,348,632	[3]
Other Comprehensive Income	-	255,589	255,589	-		255,589
Accumulated Deficit	(242,297)	(4,956,289)	(5,198,586)	242,297		(4,956,289)

Total Stockholders' Equity	(153,897)	(1,109,771)	(1,263,668)	-		(1,263,668)

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)	$9	$179,685	$179,694	$-		$179,694

CLIFF ROCK RESOURCES CORP.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

		Virtual
	Cliff Rock	Medical				Pro-Forma
	Resources, Inc	Centre, LTD				Adjusted
	For the Six Months	For the Nine Months	Combined	Pro Forma		Combined
	March 31, 2010		Totals	Adjustments	AJE	Totals

REVENUES	$-	$619,102	$619,102	$-		$619,102
COST OF SALES	-	-	-	-		-

GROSS PROFIT	-	619,102	619,102	-		619,102

OPERATING EXPENSES

Advertising expense	-	-	-	-		-
Depreciation	-	23,749	23,749	-		23,749
Foreign exchange expense	4,828	-	4,828	-		4,828
General and administrative	33,218	892,630	925,848	-		925,848
Mineral property costs	703	-	703	-		703
Professional fees	-	-	-	-		-
Salaries and wages	-	731,405	731,405	-		731,405
Services donated by shareholder	4,000	-	4,000	-		4,000

Total Costs and Expenses	42,749	1,647,784	1,690,533	-		1,690,533

OPERATING LOSS	(42,749)	(1,028,682)	(1,071,431)	-		(1,071,431)

OTHER INCOME (EXPENSE)

Interest income	-	318	318	-		318
Interest expense	-	(4,701)	(4,701)	-		(4,701)

Total Other Income (Expense)	-	(4,383)	(4,383)	-		(4,383)

Loss Before Taxes	(42,749)	(1,033,065)	(1,075,814)	-		(1,075,814)

INCOME TAX PROVISION (BENEFIT)	-	-	-	-		-

NET LOSS FROM CONTINUING OPERATIONS	$(42,749)	$(1,033,065)	$(1,075,814)	$-		$(1,075,814)

CLIFF ROCK RESOURCES CORP.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

			Additional	Other
	Common Stock		Paid-In	Comprehensive	Accumulated
	Shares	Amount	Capital	Income	Deficit	Total

Balance, March 31, 2010 (Cliff Rock Resources pre-Exchange)	45,282,000	$45,282	$43,118	$-	$(199,548)	$(111,148)

Balance, March 31, 2010 (Virtual Medical pre-Exchange)	-	-	3,590,929	255,589	(3,923,224)	(76,706)

To record cancelation of 32,500,000 shares of common stock pursuant to Exchange Agreement	(32,500,000)	(32,500)	32,500	-	-	-

Issuance of 71,471,764 shares of common stock to acquire 100% of the common shares of Virtual Medical Centre, Ltd	71,471,764	71,472	(71,472)	-	-	-

Recapitalization entry pursuant to reverse merger accounting	-	-	(242,297)	-	242,297	-

Net (loss) for the nine months ended March 31, 2010	-	-	-	-	(1,075,814)	(1,075,814)

Consolidated Balance, March 31, 2010	84,253,764	$84,254	$3,352,778	$255,589	$(4,956,289)	$(1,263,668)

CLIFF ROCK RESOURCES CORP
Adjusting Journal Entries
March 31, 2010

AJE 3.31.2010	DR	CR

[1] Common stock	32,500		Cancellation of 32,500,000 shares of common pursuant to Exchange Agreement
Additional paid-in capital		(32,500)

[2] Additional paid-in capital	71,472		Issuance of 71,471,764 shares of common stock pursuant to Exchange Agreement
Common stock		(71,472)

[3] Capital stock	3,590,909		Elimination of subsidiary capital stock pursuant to reverse merger accounting
Additional paid-in capital		(3,590,909)

TOTAL	3,694,881	(3,694,881)

CLIFF RESOURCES, CORP
Notes to Unaudited Pro Forma
Consolidated Financial Statements
March 31, 2010

On May 27, 2010, Cliff Rock Resources, Corp. (“Cliff Rock”) entered into an Exchange Agreement with Virtual Medical Centre, LTD (the “Company”) wherein each share of the Company shall be exchanged into the right to receive that number of shares in Cliff Rock equal to 71,471,764 divided by the total number of shares of the Company issued and outstanding immediately prior thereto (the “Exchange”), so that after giving effect to the Exchange Agreement, Cliff Rock shall be the holder of all of the issued and outstanding shares of the Company. The common shares received by the former shareholders of VMC represented approximately 84% of the outstanding common stock following the execution of the Exchange Agreement.  Accordingly, the former shareholders of VMC have the capability to substantially control the vote on all significant matters pertaining to the Company without approval of the shareholders.

The Company will account for this transaction as a reverse-acquisition, with Cliff Rock as the continuing legal entity and the Company presented as the accounting acquirer.  Therefore, the historical financial statements presented herein reflect only those of the Company, the accounting acquirer.  The Exchange is presented as a recapitalization of the Company.  Accordingly, the historical stockholders’ equity (deficit) of the Company prior to the acquisition transaction has been retroactively restated pursuant to SFAS 141 (ASC 805).

The condensed, combined balance sheets of the Company and VMC are presented here as of March 31, 2010.  The condensed, combined statement of operations of the Company and VMC are presented here as of the nine months ended March 31, 2010.  The condensed, combined statement of stockholders’ equity is presented here through the nine months ended March 31, 2010.

1)	Reflects the cancellation of 32,500,000 shares of the Company’s common stock pursuant to the Exchange Agreement with Virtual Medical Centre, LTD.

2)
Reflects the issuance of 71,471,764 shares of the Cliff Rock’s common stock for all outstanding shares of VMC whereby VMC became a wholly owned subsidiary of the Company leaving 80,982,843 common shares outstanding at the close of the merger.

3)	Reflects the cancellation of all outstanding shares of VMC pursuant to the Exchange Agreement.

CLIFF ROCK RESOURCES CORP.
UNAUDITED CONDENSED COMBINED PRO FORMA BALANCE SHEET

		Virtual
	Cliff Rock	Medical				Adjusted
	Resources, Inc	Centre, LTD	Combined	ProForma		ProForma
	December 31, 2009		Totals	Adjustments	AJE	Totals

ASSETS

Current Assets:
Cash	$9	$34,047	$34,056	$-		$34,056
Accounts Receivable	-	60,129	60,129	-		60,129
Inventory	-	-	-	-		-
Prepaid Expenses	-	-	-	-		-

Total Current Assets	9	94,176	94,185	-		94,185

Property and Equipment	-	37,545	37,545	-		37,545

Other Assets
Investment in Unconsolidated Affiliate	-	-	-	-		-

Total Other Assets	-	-	-	-		-

TOTAL ASSETS	$9	$131,721	$131,730	$-		$131,730

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)

Current Liabilities:
Accounts Payable and Accrued Expenses	$63,844	$538,259	$602,103	$-		$602,103
Related Party Payable	65,233	-	65,233	-		65,233
Deferred Revenue	-	321,225	321,225	-		321,225
Current Maturities of Notes Payable	-	32,718	32,718	-		32,718
Current maturities of Employee Benefits	-	121,809	121,809	-		121,809
Sales Returns and Allowances Reserve	-	-	-	-		-

Total Current Liabilities	129,077	1,014,011	1,143,088	-		1,143,088

Long-Term Liabilities:
Employee Benefits	-	20,998	20,998	-		20,998

Total Long-Term Payables	-	20,998	20,998	-		20,998

Total Liabilities	129,077	1,035,009	1,164,086	-		1,164,086

Stockholders' Equity:
Preferred Stock	-	-	-	-		-
Common Stock	45,282	3,590,929	3,636,211	(32,500)	[1]	80,983
				71,472	[2]
				(3,590,929)	[3]
Additional Paid-in Capital	41,118	-	41,118	32,500	[1]	3,380,878
				(71,472)	[2]
				3,375,461	[3]
Other Comprehensive Income	-	73,759	73,759	-		73,759
Accumulated Deficit	(215,468)	(4,567,976)	(4,783,444)	215,468		(4,567,976)

Total Stockholders' Equity	(129,068)	(903,288)	(1,032,356)	-		(1,032,356)

TOTAL LIABILITIES AND STOCKHOLDERS'EQUITY (DEFICIT)	$9	$131,721	$131,730	$-		$131,730

CLIFF ROCK RESOURCES CORP.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF OPERATIONS

		Virtual
	Cliff Rock	Medical				Pro-Forma
	Resources, Inc	Centre, LTD				Adjusted
	For the Six Months Ended		Combined	Pro Forma		Combined
	December 31, 2009		Totals	Adjustments	AJE	Totals

REVENUES	$-	$613,086	$613,086	$-		$613,086
COST OF SALES	-	-	-	-		-

GROSS PROFIT	-	613,086	613,086	-		613,086

OPERATING EXPENSES

Advertising expense	-	124,485	124,485	-		124,485
Depreciation	-	15,251	15,251	-		15,251
Foreign exchange expense	2,823	-	2,823	-		2,823
General and administrative	168,856	393,656	562,512	-		562,512
Mineral property costs	11,789	-	11,789	-		11,789
Professional fees	-	277,456	277,456	-		277,456
Salaries and wages	-	446,101	446,101	-		446,101
Services donated by shareholder	32,000	-	32,000	-		32,000

Total Costs and Expenses	215,468	1,256,949	1,472,417	-		1,472,417

OPERATING LOSS	(215,468)	(643,863)	(859,331)	-		(859,331)

OTHER INCOME (EXPENSE)

Interest income	-	305	305	-		305
Interest expense	-	(1,942)	(1,942)	-		(1,942)

Total Other Income (Expense)	-	(1,637)	(1,637)	-		(1,637)

Loss Before Taxes	(215,468)	(645,500)	(860,968)	-		(860,968)

INCOME TAX PROVISION (BENEFIT)	-	-	-	-		-

NET LOSS FROM CONTINUING OPERATIONS	$(215,468)	$(645,500)	$(860,968)	$-		$(860,968)

CLIFF ROCK RESOURCES CORP.
UNAUDITED CONDENSED COMBINED PRO FORMA STATEMENT OF STOCKHOLDERS' EQUITY (DEFICIT)

			Additional	Other
	Common Stock		Paid-In	Comprehensive	Accumulated
	Shares	Amount	Capital	Income	Deficit	Total

Balance, December 31, 2009
(Cliff Rock Resources pre-Exchange)	45,282,000	$45,282	$41,118	$-	$(215,468)	$(129,068)

Balance, December 31, 2009
(Virtual Medical pre-Exchange)	-	-	3,590,929	73,759	(3,707,008)	(42,320)

To record cancelation of 32,500,000 shares of common stock pursuant to Exchange Agreement	(32,500,000)	(32,500)	32,500	-	-	-

Issuance of 71,471,764 shares of common stock to acquire 100% of the common shares of Virtual Medical Centre, Ltd	71,471,764	71,472	(71,472)	-	-	-

Recapitalization entry pursuant to reverse merger accounting	-	-	(215,468)	-	215,468	-

Net (loss) for the six months ended December 31, 2009	-	-	-	-	(860,968)	(860,968)

Consolidated Balance, December 31, 2009	84,253,764	$84,254	$3,352,778	$73,759	$(4,567,976)	$(1,032,356)

CLIFF ROCK RESOURCES CORP
Adjusting Journal Entries
December 31, 2009

AJE 12.31.2008		DR	CR

[1]	Common stock	32,500		Cancellation of 32,500,000 shares of common pursuant to Exchange Agreement
	Additional paid-in capital		(32,500)

[2]	Additional paid-in capital	71,472		Issuance of 71,471,764 shares of common stock pursuant to Exchange Agreement
	Common stock		(71,472)

[3]	Capital stock	3,590,909		Elimination of subsidiary capital stock pursuant to reverse merger accounting
	Additional paid-in capital		(3,590,909)

TOTAL		3,694,881	(3,694,881)

CLIFF RESOURCES, CORP
Notes to Unaudited Pro Forma
Consolidated Financial Statements
December 31, 2009

On March 27, 2010, Cliff Rock Resources, Corp. (the “Company”) entered into an Exchange Agreement (the “Exchange Agreement”) with Virtual Medical Centre, LTD (VMC) wherein each share of VMC was exchanged into the right to receive that number of Company shares equal to 71,471,764 divided by the total number of shares of VMC issued & outstanding (the “Exchange”). The common shares received by the former shareholders of VMC represented approximately 84% of the outstanding common stock of the Company following the Exchange.  Accordingly, the former shareholders of VMC have the capability to substantially control the vote on all significant matters pertaining to the Company without approval of the shareholders.

The Company accounted for this transaction as a reverse-acquisition, with the Company as the continuing legal entity and VMC presented as the accounting acquirer.  Therefore, the historical financial statements presented herein reflect only those of VMC, the accounting acquirer.  The Exchange is presented as a recapitalization of VMC.  Accordingly, the historical stockholders’ equity (deficit) of VMC prior to the acquisition transaction has been retroactively restated pursuant to SFAS 141 (ASC 805).

The condensed, combined balance sheets of the Company and VMC are presented here as of December 31, 2009.  The condensed, combined statement of operations of the Company and VMC are presented here as of the year ended December 31, 2009.  The condensed, combined statement of stockholders’ equity is presented here through the year ended December 31, 2009.

1)	Reflects the cancellation of 32,500,000 shares of the Company’s common stock pursuant to the Exchange Agreement with Virtual Medical Centre, LTD.

2)
Reflects the issuance of 71,471,764 shares of the Company’s common stock for all outstanding shares of VMC whereby VMC became a wholly owned subsidiary of the Company leaving 80,982,843 common shares outstanding at the close of the Exchange.

3)	Reflects the cancellation of all outstanding shares of VMC pursuant to the Exchange Agreement.